                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement              / / Confidential, for Use of the
/X/ Definitive Proxy Statement                   Commission Only
/ / Definitive Additional Materials              (as permitted by Rule
/ / Soliciting Material Pursuant to              14a-6(e)(2))
    Rule 14a-11(c) or Rule 14a-12

                             TOWER PROPERTIES COMPANY
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

    /X/ No fee required.

    / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

    (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

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    (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTIONS APPLIES:

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    (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED
PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

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    (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

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    (5) TOTAL FEE PAID:

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    / / Fee paid previously with preliminary materials.

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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

                           TOWER PROPERTIES COMPANY

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                APRIL 14, 1999



      The annual meeting of the stockholders of Tower Properties Company will be held in Suite 1215 in the Commerce Tower, Kansas City, Missouri, on April 14, 1999 at ten o'clock a.m., Kansas City Time, for the following purposes:

      1. To elect two members of the Board of Directors to serve until the annual stockholders meeting in 2002.

      2. To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors has fixed the close of Business on February 23, 1999 as the time for which the stockholders of Tower Properties Company entitled to notice and to vote at the meeting shall be determined.

                              By Order of the Board of Directors
                              ROBERT C. HARVEY, III
                              Secretary

March 9, 1999

      It is important that your stock be represented at the meeting. You are urged to date, sign and return the enclosed proxy promptly.

                                PROXY STATEMENT

                           TOWER PROPERTIES COMPANY

                         ANNUAL MEETING APRIL 14, 1999

SOLICITATION:

      This proxy statement is furnished in connection with the solicitation by the Board of Directors of Tower Properties Company (the "Company"), Suite 100, Commerce Tower, 911 Main Street, Kansas City, Missouri 64105, of proxies to be used at the annual meeting of stockholders of the Company to be held April 14, 1999. The cost of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, proxies may be solicited personally or by telephone or telegram by employees of the Company, and brokerage houses, the Company's transfer agent and other custodians, nominees and fiduciaries may be requested to forward soliciting material to their principals and the Company will reimburse them for the expense of doing so. This proxy statement and accompanying proxy will first be sent to stockholders on or about March 9, 1999. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised.

      Tower Properties Company was incorporated in the State of Missouri on September 29, 1989, as Tower Acquisition Corp. It was formed pursuant to an Agreement and Plan of Merger dated August 7, 1989 ("Agreement"), between Commerce Bancshares, Inc. ("Bancshares") and the former Tower Properties Company ("Old Tower"). Agreement was approved by the Shareholders of Bancshares and Old Tower on January 26, 1990. Certain assets of Old Tower were transferred to Acquisition. Old Tower was merged with Bancshares, and the corporate name of Acquisition was changed to Tower Properties Company ("Company"). Old Tower Shareholders received 7.88 shares of Bancshares and 1 share of common stock in Company for each share of Old Tower owned.

VOTING SECURITIES:

      Only stockholders at the close of business on February 23, 1999 are entitled to vote at the meeting, and at the close of business on said date there were outstanding 183,027 shares of common stock of the Company. Each holder of common stock is entitled to one vote per share upon all matters and one vote for each director position to be filled. Cumulative voting is not permitted. In the election of directors and on all other matters presented for stockholder vote, abstentions and broker non-votes will be treated as shares present for purposes of determining the presence of a quorum. The affirmative vote of a majority of the shares present at the meeting in person or proxy is required to elect a nominee as a director and shares not voted for a nominee (whether by abstention, broker non-votes or otherwise) will not count as affirmative votes and will have the same effect as votes against such nominee.

ACTION TO BE TAKEN UNDER THE PROXY:

      The person acting under the accompanying proxy will vote for the election of the nominees for directors, unless the stockholder indicates differently on the proxy. The person acting under said proxies will cast one vote for each share of stock of Company owned by the stockholder for the election of each director whose name is not stricken from the proxy. Should any nominee named herein for the office of director become unable or unwilling to accept nomination or election, it is intended that the persons acting under the proxy will vote for the election in his stead, of such other person as the management of the Company may recommend. Each nominee has indicated his willingness to serve, if elected, and it is not anticipated that any nominee will be unable or unwilling to serve if elected to office. The affirmative vote of a majority of the shares represented at the meeting in person or by proxy shall be necessary to elect each director to be elected at the meeting.

                             ELECTION OF DIRECTORS

      Pursuant to authority provided in the Articles of Incorporation the current Board of Directors consist of six (6) persons. There are two (2) "Class I" directors who serve until the annual stockholders meeting in 1999; two (2) "Class II" directors who serve until 2000; and two (2) "Class III" directors who serve until 2001. At each annual meeting of stockholders, the directors constituting one class are elected for a three year term.

      Two (2) "Class I" directors will be elected at the 1999 annual meeting and it is intended that shares represented by proxy will, unless contrary instructions are given, be voted in favor of the election of the nominees hereafter named. The proxies cannot be voted for a greater number of persons than the nominees named.

      Should a director be unable to serve his full term, the by-laws provide that the remaining directors then in office, by a majority vote, may elect a successor to serve the unexpired portion of the term of the director whose position shall be vacated.

The following are nominees for election:


NAME, AGE AND                                                      PRINCIPAL OCCUPATION
POSITION WITH                        SERVED AS                    DURING PAST FIVE YEARS
COMPANY                            DIRECTOR SINCE                 & OTHER DIRECTORSHIPS
-------                            --------------                 ----------------------
Class I to serve until annual meeting in 2002.
James M. Kemper, Jr.             October 24, 1989                Chairman of the Company
77                                    (Director of Old                and past president.
                                      Tower from 1/23/58              Mr. Kemper was a director
                                      to 1/90)                        of Commerce Bancshares
                                                                      until April 16, 1997
                                                                      James M. Kemper, Jr.
                                                                      is the father of
                                                                      Jonathan M. Kemper
                                                                      and David W. Kemper.

Neil T. Douthat                  October 24, 1989                Sr. Vice President -
50                                    (Director of Old                Investments, Financial
                                      Tower from 1/17/89              Consultant, Salomon
                                      to 1/90)                        Smith Barney, Inc.
                                                                      since January, 1997.
                                                                      Piper Jaffray, Inc.,
                                                                      Managing Director-Investments
                                                                      from 1989 to January 1997.

                                    3


The following directors of the Company will continue after the 1999 annual meeting:

Class II to serve until annual meeting in 2000.

David W. Kemper                  October 24, 1989                President and Director of
48                                                                    Commerce Bancshares
                                                                      since 1982. Chairman,
                                                                      President and Chief Executive
                                                                      Officer of Commerce Bancshares
                                                                      since November 1991.
                                                                      Chairman and President
                                                                      of Commerce Bank.
                                                                      Director of SLH Corp.,
                                                                      Ralcorp Holdings and
                                                                      Wave Technologies, Inc.
                                                                      David W. Kemper is the son
                                                                      of James M. Kemper, Jr.
                                                                      and brother of
                                                                      Jonathan M. Kemper.

Brian D. Everist                 October 24, 1989                Intercontinental Engineering -
                                                                      Manufacturing Corp. - heavy
                                                                      manufacturing. President
                                                                      since May 1987.

Class III to serve until annual meeting in 2001.

Thomas R. Willard                July 15, 1997                   President of the Company
44                                                                    since July 1997. Joined
                                                                      Company in June of 1997.
                                                                      President of Bliss
                                                                      Associates, Inc., a
                                                                      real estate appraisal
                                                                      firm, prior thereto.

Jonathan M. Kemper               October 24, 1989                Commerce Bank, N.A.
45                                    (Director of Old                (hereafter "Commerce
                                      Tower from 2/19/85              Bank"), 1982-present.
                                      to 1/90)                        Vice-Chairman since
                                                                      January 1995. President
                                                                      From December 1985 to
                                                                      January 1995. Vice
                                                                      Chairman of Commerce
                                                                      Bancshares since November
                                                                      1991. Jonathan M. Kemper
                                                                      is the son of James M.
                                                                      Kemper, Jr. and the
                                                                      brother of David W.
                                                                      Kemper. He is a director
                                                                      of Commerce Bank and
                                                                      Commerce Bancshares.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:
        ---------------------------------------------------------------

      The following sets out the ownership of those stockholders beneficially owning more than 5% of the outstanding common stock of the Company as of February 23, 1999.


    TITLE          NAME AND ADDRESS        AMOUNT AND NATURE            PERCENT
     OF                   OF                      OF                      OF
    CLASS          BENEFICIAL OWNER      BENEFICIAL OWNERSHIP            CLASS
-------------------------------------------------------------------------------
Common            Commerce Bank                    18,150 <F1a>         14.15%
                  as Fiduciary,                     7,744 <F1b>
                  922 Walnut
                  Kansas City, MO


The following stock ownership pertains to the directors and officers as of February 23, 1999:

Common            James M. Kemper, Jr. <F2>        37,532          20.38%
                  David W. Kemper <F3>             28,616          15.47%
                  Jonathan M. Kemper <F4>          27,157          14.86%
                  Neil T. Douthat                     704            .38%
                  Brian D. Everist                    533            .29%
                  All directors and officers       94,542          51.65%
                    as a group (9 persons)


<F1>  All stock registered in name of Commerce Bank is held in a representative capacity, and Commerce Bank has no beneficial ownership. Shares reflected under Commerce Bank do not include 50,407 shares in which Commerce Bank in a representative capacity has some voting or investment authority if the same shares are reflected as beneficially owned by James M. Kemper, Jr., David W. Kemper or Jonathan M. Kemper.

      <F1a>  Commerce Bank has sole voting and sole investment authority.
      <F1b>  Commerce Bank has shared voting and shared investment authority.

<F2>  Includes 19,050 shares in trusts under which James M. Kemper, Jr. is co-trustee but has no equitable ownership. Of such shares, he has shared voting and shared investment authority over 13,903 shares and sole voting and sole investment authority over 5,147 shares. Includes 324 shares in a foundation in which Mr. Kemper has voting and investment authority. Also includes 5,000 shares issuable upon exercise of stock options which are currently exercisable.

<F3>  Includes 1,316 shares in trusts under which David W. Kemper is co-trustee with shared voting and investment authority, but no beneficial ownership, and includes 7,804 shares in custodial accounts over which David W. Kemper has investment power, but no voting or beneficial ownership. Does not include 12,323 shares in trust for benefit of Jonathan M. Kemper, over which Jonathan M. Kemper has sole investment authority and Jonathan M. Kemper and David W. Kemper have shared voting authority. These shares are included in shares beneficially owned by Jonathan M. Kemper. Does not include shares in trust for James M. Kemper, Jr. in which David W. Kemper is co-trustee with no voting or investment authority. These shares are included as shares beneficially owned by James M. Kemper, Jr. Does not include 1,442 shares owned beneficially by wife.

<F4>  Includes 14,298 shares in trusts under which Jonathan M. Kemper is co-trustee with shared voting and investment authority but no beneficial ownership. Does not include 19,480 shares in trust for benefit of David W. Kemper over which David W. Kemper has sole investment authority and David W. Kemper and Jonathan M. Kemper have shared voting authority. These shares are included as shares beneficially owned by David W. Kemper. Does not include 1,442 shares owned beneficially by wife.

                                          EXECUTIVE OFFICERS

                                                      Served as                Business Exp.
Name and age                 Position               Officer Since              Past 5 Years
---------------------------------------------------------------------------------------------
James M. Kemper, Jr.         Chairman of Board     October 24, 1989          Chairman of Board
77                                                   (Officer of Old         and past Presi-
                                                     Tower from 2/58         dent of Company.
                                                     to 1/90)

Thomas R. Willard            President             July 15, 1997             Employee of Company
44                                                                           since June 1997 -
                                                                             Officer since July
                                                                             1997. Prior thereto,
                                                                             President of Bliss
                                                                             Associates Inc.

Robert C. Harvey, III        Vice President/       October 29, 1998          Employee of Company
37                           Secretary             January 19, 1999          since May, 1998 -
                                                                             officer since October,
                                                                             1998. Peviously
                                                                             Controller of Whitney
                                                                             E. Kerr and Company
                                                                             2/93 to 4/95,
                                                                             Curry Investment
                                                                             Company 4/95 to
                                                                             2/96, Van Meter
                                                                             Knitware, Inc.,
                                                                             2/96 to 4/97,
                                                                             Uhlman Company,
                                                                             4/97 to 5/98.

Margaret V. Allinder         Vice President/       October 29, 1998          Employee of Company.
                             Asst. Secretary                                 Assistant Secretary
                                                                             since 1977.

                                                SUMMARY COMPENSATION TABLE
                                                Annual                   Long Term Compensation       All Other
      Name and                               Compensation/                  Number of Stock            Compen-
 Principal Position               Year          Salary          Bonus        Options Granted          sation<F1>
----------------------------------------------------------------------------------------------------------------
James M. Kemper, Jr.              1998        $100,000              0             5,000                    0
Chairman and President            1997         100,000              0             5,000                    0
                                  1996          88,000              0                 0                    0

Thomas R. Willard                 1998         117,500        $10,000                 0                    0
President                         1997          67,708 <F2>    10,000                 0                    0

Chester A. Wittwer, Jr.           1998          88,606              0                 0               $1,329
Vice President/Secretary          1997          84,514          7,000                 0                1,373
During 1998<F3>                   1996          80,765              0                 0                1,211

Robert C. Harvey, III             1998          45,450 <F4>         0                 0                    0
Vice President/Secretary

Margaret V. Allinder              1998          50,661              0                 0                  760
Vice President/
Assistant Secretary

<F1>  Amounts paid or accrued under the Company's 401(K) Plan.
<F2>  From June, 1997 to December 31, 1997.
<F3>  Resigned January 1, 1999.
<F4>  From May, 1998 to December 31, 1998.

                      OPTION GRANTS IN CALENDAR YEAR 1998

      The following table sets forth information regarding each stock option granted during calendar year 1998 to the one individual named in the Summary Compensation Table to whom a stock option was granted.

                                       Percent of
                         Number of       Total
                           Shares       Options
                         Underlying   Granted to
                          Options      Employees     Exercise
                          Granted      in Fiscal       Price     Expiration
Name                        <F1>         Year        ($)/Share      Date
---------------------------------------------------------------------------
James M. Kemper, Jr.       5,000         100%        $135.25       1/28/03

<F1>  This option was granted on January 21, 1998, and was exercisable in full beginning on the date of grant.

                  AGGREGATED OPTION EXERCISES DURING CALENDAR YEAR 1998
                          AND OPTION VALUES ON DECEMBER 31, 1998
                                                       Number of         Value of
                                                         Shares        Unexercised
                                                       Underlying      In-The-Money
                                                      Unexercised       Options at
                         Number of                     Options at        12/31/98
                           Shares                       12/31/98     Fiscal Year-End
                        Acquired On      Value        Exercisable/     Exercisable/
   Name<F1>               Exercise      Realized     Unexercisable    Unexercisable
------------------------------------------------------------------------------------
James M. Kemper, Jr.       10,000      $232,500            0                 0

<F1>  No executive officer held stock options at any time during 1998 other than James M. Kemper, Jr.

                              COMPENSATION PLANS
PENSION PLAN

      The following tables show estimated annual benefits to persons in specified compensation and years-of-service classification. The estimated benefits assume the employee is age 65.

                              PENSION PLAN TABLE

                      Annual Benefit per Years of Service
10 yr.
Average
Compensation        10          15          20          25          30
  $125,000       $17,228     $25,843     $34,462     $43,077     $49,968
   100,000        13,522      20,284      27,049      33,810      39,219
    75,000         9,816      14,724      19,635      24,543      28,470
    50,000         6,109       9,164      12,221      15,276      17,720

      The Company has accepted sponsorship of the retirement plan maintained by Old Tower. The plan is for employees who are not covered by a collective bargaining agreement. Upon retirement at age 65, an employee will receive an annual benefit computed as follows:

      25% of employee's average annual compensation over past 10 years plus 18% of the amount by which employee's average annual compensation over past 10 years exceeds the social security base x employee's earned benefit percentage x employee's short service percentage. Social security base is the average of the employee's social security wages based applied during the employee's working lifetime. Earned benefit percentage is determined by dividing employee's actual years of service from time to time by expected years of service to age 65. The earned benefit percentage cannot exceed 100%. Short service percentage is determined by dividing expected years of service to age 65 by 29. This percentage is 100% if employee's expected years service is 29 or more. Annual benefits will not be less than $300.00 or more than $50,000.00.

      All compensation reflected in the Summary Compensation Table is covered under the Plan. As of January 1, 1999, Mr. James M. Kemper, Jr., was credited with 23 years of service, Mr. Wittwer was credited with 26 years of service, and Mr. Thomas R. Willard was credited with 1 year of service. Ms. Margaret V. Allinder was credited with 28 years of service. Mr. Robert C. Harvey, III, will be credited with 1 year of service upon completion of 1 year of employment in May of 1999.

401K PLAN

      Company has adopted a 401K Plan. Under the plan, all full time employees who have been employed for 1 year (1,000 hours) and have attained 21 years of age are eligible. Eligible employees may elect to contribute to the plan up to 13.5% of the employee's compensation, but not to exceed $10,000.00 annually.

      The Company will match the employee contribution at the rate of 25% of the employee contribution, provided that the Company will make no matching contribution on the amount of the employee contribution which is in excess of 6% of the employee compensation.

      The Company may also make discretionary contributions which, if made, will be allocated in proportion to the eligible employees compensation.

      Participants are 100% vested in their contribution at all times. Vesting in Company contribution accrues at the rate of 20% per year, provided that the employee is fully vested at death, disability, attaining age 65 or termination of plan. Participants may self-direct investments in funds controlled by the trustee. Taxes on contributions and earnings are deferred.

      Withdrawal of vested Company contributions may occur when participant's employment terminates or when participant retires, retires due to disability, dies or incurs a hardship (as defined in the plan) and when participant reaches 59 1/2 years of age (provided participant is fully vested).

      During the year ending December 31, 1998, the Company's matching contributions under the plan on behalf of Mr. Wittwer were $1,329.00; on behalf of Mr. Willard were $1,131.00; on behalf of Ms. Allinder were $760; and on behalf of all present executive officers of Company as a group were $3,220.00.

                              STOCK PURCHASE PLAN

      Effective July 1, 1990, the Company adopted a Stock Purchase Plan for non-employee directors. The Plan permits the non-employee directors to elect to have their director fees retained by the Company in a special account.
The Company will annually add to the special accounts 25% of the amount contributed by each participating director. Semi-annually, the funds in each participant's account shall be used to purchase common stock of the Company at the last known sale price and the stock shall be distributed to participants. For the calendar year ending December 31, 1998, the amounts contributed to each non-employee director's special account and the stock subsequently acquired by each such director is as follows:

                             Amount                      Shares
    Director              Contributed    Company 25%    Acquired
David W. Kemper             $4,000       $1,000.00        33
Jonathan M. Kemper           4,000        1,000.00        33
Neil T. Douthat              3,750          937.50        31
Brian D. Everist             4,000        1,000.00        33

      Each non-employee director elected to participate in the Stock Purchase Plan effective July 1, 1990 and received Company stock in lieu of the compensation as set forth above.

                                 TRANSACTIONS

      James M. Kemper, Jr., David W. Kemper and Jonathan M. Kemper beneficially own approximately 7.9% of Commerce Bancshares, Inc., parent of Commerce Bank. David W. Kemper is Chairman of the Board and President of Commerce Bancshares, Inc. and Commerce Bank. Jonathan M. Kemper is Director and Vice Chairman of the Board of Commerce Bank and of Commerce Bancshares, Inc.

      During 1998, the Company performed construction work for Commerce Bank, and the Company leased office space, parking space and lots to Commerce Bank. For the year 1998, the Company received rents, utility charge reimbursement and construction payments from Commerce Bank of $2,685,315. The Company provided steam, commercial office building management, parking, parking facility management and services to CB Building Corp.(owned by Commerce Bank N.A. Kansas City) and Delaware Redevelopment Corp. (owned by Commerce Bancshares, Inc.). For said services, the Company received $1,162,890 during the year 1998. Each of the services provided by the Company and the amount of payment was the result of arm's length negotiations.

      The Company has a line of credit of $20,500,000 with Commerce Bank.
The line of credit was primarily utilized to purchase the UMB Building in Clayton, Missouri, complete the construction of Phase III of the New Mark apartment complex, start construction on the Walnut parking garage and cover operating expenses. In addition, the line of credit has been used to fund letters of credit on Hillsborough Apartments ($65,000), New Mark Phase III ($5,500,000) and Real Estate Bond Issue ($6,656,000). It is anticipated that the New Mark letter of credit will be released by March 31, 1999. The balance of the line of credit as of February 12, 1999, was $2,270,000.

                            ACCOUNTING INFORMATION

      Arthur Andersen LLP, independent public accountants, were employed by Old Tower on July 17, 1973, and served as accountants and auditors for Old Tower until the merger on January 29, 1990. Arthur Andersen LLP, were employed as accountants and auditors of the Company effective January 1, 1990 and have served since that date. A representative of Arthur Andersen LLP will be present at the stockholders meeting. That representative will be available to make statements concerning the audit and to answer any questions presented from the floor. Arthur Andersen LLP has been selected as the Company's independent public accountants for 1999.

                   DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

      Stockholder proposals intended to be presented at the 2000 annual meeting must be received at the Company's office, Suite 100, Commerce Tower, Kansas City, Missouri 64105, not later than November 9, 1999, to be included in the proxy statement and on the proxy form.

                                 OTHER MATTERS

      The Board of Directors has no standing, audit, or nominating committees or committees performing similar functions. The compensation committee met once during the calendar year 1998. The compensation committee consists of Neil Douthat and Brian Everist. During the past fiscal year the Company held four regular and no special Board of Directors meetings. Each director except for salaried officers was entitled to $250.00 for each meeting attended, plus $3,000.00 annually.

      The Company will furnish to any person who was a stockholder on February 23, 1999 (without charge) a copy of the Annual Report on Form 10-K, including the financial statements and schedules thereto, required to be filed with the Securities and Exchange Commission upon such person's written request for the same, which request must contain a good faith representation that, as of February 23, 1999 such person was a beneficial owner of securities entitled to vote at such meeting. The request should be directed to Mr. Robert C. Harvey, III, Secretary, Tower Properties Company, Suite 100, 911 Main Street, Kansas City, Missouri 64105.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Ms. Margaret V. Allinder became a Vice President of the Company in October of 1998. A Form 3 should have been filed with the SEC by November 10, 1998, but was not filed until January 5, 1999. Robert C. Harvey, III, became Vice President in October of 1998. A Form 3 should have been filed with the SEC by November 10, 1998, but was not filed until December 2, 1998. Neither Ms. Allinder or Mr. Harvey own stock in the Company at this time and neither owned stock in the Company at the time they became officers.

      The management does not know of any matter of business to come before the meeting other than that referred to in the notice of meeting, but it is intended that as to any such other matter of business, the person named in the accompanying proxy will vote said proxy in accordance with the judgment of the persons or persons voting the same.

                              By Order of the Board of Directors

                              ROBERT C. HARVEY, III
                              Secretary
March 9, 1999

PROXY                       TOWER PROPERTIES COMPANY
                      100 Commerce Tower, 911 Main Street
                          Kansas City, Missouri 64105

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints James M. Kemper, Jr., Thomas R. Willard, and Robert C. Harvey, III, or any one of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Tower Properties Company held of record by the undersigned on February 23, 1999 at the annual meeting of stockholders to be held on April 14, 1999 or any adjournment thereof.

1. / / ELECTION OF DIRECTORS           / / WITHHOLD AUTHORITY
       FOR all nominees listed below       to vote for all nominees listed below

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

                     Jonathan M. Kemper and Neil T. Douthat

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. The proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.







Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                                    DATED: -------------------------------, 1999

                                    --------------------------------------------
                                    Signature

                                    --------------------------------------------
                                    Signature if held jointly

                                    --------------------------------------------
                                       PLEASE MARK, DATE AND RETURN THE PROXY
                                          CARD PROMPTLY USING THE ENCLOSED
                                                     ENVELOPE.
                                    --------------------------------------------